SUB-ITEM 77Q1(a)(2)

                                   MFS SERIES TRUST II

The Trust's Amended and Restated By-Laws dated January 1, 2002 were contained in MFS Series Trust V (File Nos. 2-38613 and 811-2031) Post-Effective Amendment No. 51 filed with the Securities and Exchange Commission via EDGAR on January 28, 2002. Such document is incorporated herein by reference.